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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 7, 2002


                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)


            Delaware                      1-15951            22-3713430
     (State or other jurisdiction      (Commission         (IRS Employer
        of incorporation)               File Number)     Identification No.)


            211 Mount Airy Road
            Basking Ridge, NJ                                  07920
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (908) 953-6000




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ITEM 5. OTHER EVENTS

      Attached hereto as Exhibit 99.1 is a press release disclosing the resignation of Patricia F. Russo as Chairman of the Board of Directors and a Director of Avaya Inc., a Delaware corporation ("Avaya"), and the election of Donald K. Peterson, President and Chief Executive Officer of Avaya, as Chairman of the Board of Directors of Avaya, in each case effective as of January 15, 2002.

ITEM 7(c).  EXHIBITS

99.1  Press Release, dated January 7, 2002.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AVAYA INC.



Date: January 7, 2002               By:   /s/ Pamela F. Craven
                                        ----------------------------------
                                          Name: Pamela F. Craven
                                          Title: Senior Vice President, General
                                                    Counsel and Secretary


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                                  EXHIBIT INDEX

EXHIBIT NUMBER                DESCRIPTION

99.1                          Press Release, dated January 7, 2002.